Exhibit 99.1
Investor Conference Call September 3, 2009

FORWARD-LOOKING STATEMENT DISCLAIMER This presentation includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "project," "forecast," "may," "will," "should," "could," "expect," "believe," and other words of similar meaning. In particular, these include, but are not limited to, statements relating to the following:Projected operating or financial results, including Price Gregory's expected revenues, operating results and cash flow;Quanta's and Price Gregory's expected combined financial and operating results;Accretion to Quanta's earnings per share arising from the contemplated transaction;The economic conditions and expected trends in the industries we serve; andThe timing of the consummation of the transactions contemplated by the merger agreement.Such forward-looking statements are not guarantees of future performance and involve or rely on a number of risks, uncertainties, and assumptions that are difficult to predict or beyond our control. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that actual outcomes and results may differ materially from what is expressed, implied, or forecast by our forward-looking statements and that any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions and by known or unknown risks and uncertainties, including the following: Failure of the acquisition to be accretive to Quanta's earnings or add significant cash flow;The effect on the businesses of Quanta and Price Gregory from the decline in economic and financial conditions; Failure of the natural gas industry to grow in the future and the timing of any such growth;The impact on the pipeline construction industry from various factors, such as the price of natural gas or oil, the demand for power generation from natural gas, the discovery and development of natural gas and oil resources and legislative developments affecting the energy industry overall; Our ability to effectively integrate the operations of businesses acquired in connection with the contemplated transaction and realize potential synergies such as cross-selling opportunities;The inability to obtain approvals from, and the results of the review of the proposed transaction by, various regulatory agencies;Unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated;The effects of purchase accounting, including the determination of amortizable intangibles, on the combined companies' future operating results; The potential adverse impact to the businesses of the companies as a result of uncertainty surrounding the transaction, including the inability to retain key personnel; The potential adverse effect of any conditions imposed on Quanta or Price Gregory in connection with consummation of the merger; The possibility that dissenting stockholders will delay or increase the costs associated with the merger;The failure to satisfy various conditions to the closing of the merger contemplated by the merger agreement;The termination of the merger agreement in accordance with its terms;Future regulatory or legislative actions that could adversely affect the companies;The ability to effectively compete for new projects and market share;Estimates and assumptions in determining financial results;The successful negotiation, execution and performance and completion of existing pipeline transmission projects;Delays, reductions in scope or cancellations of existing pipeline transmission projects;Cancellation provisions within contracts and the risk that contracts are not renewed or are replaced on less favorable terms;The potential adverse effect of other economic, business, and/or competitive factors on the combined companies or their respective businesses; andThe other risks and uncertainties as described under "Risk Factors" in Quanta's Annual Report or Form 10-K for the fiscal year ended December 31, 2008, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009, and as may be detailed from time to time in Quanta's other public filings with the Securities and Exchange Commission. All our forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements or that are otherwise included in this presentation. In addition, we do not undertake and expressly disclaim any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation or otherwise.

John R. Colson Chairman & Chief Executive Officer Quanta Services INTRODUCTION James H. Haddox Chief Financial Officer Quanta Services Jim O'Neil President & Chief Operating OfficerQuanta Services

ACQUISITION OVERVIEW

- **Quanta is acquiring Price Gregory – a leading U.S. natural gas transmission infrastructure service provider – for approximately $350 million (~$100 million in cash and ~11.1 million shares of common stock valued at $250 million)**
  - Expected to result in increased cash flow and substantial accretion to EPS
  - Opportune time to acquire industry leading business at an attractive valuation

- **Combining Quanta's existing electric power transmission services and Price Gregory's natural gas and oil pipeline expertise positions Quanta as a leading provider of energy transmission infrastructure services**
  - Establishes Quanta as the leader in the high-margin natural gas transmission pipeline infrastructure market
  - Increases opportunities to capitalize on the positive, long-term outlook for the natural gas industry
  - Builds on Quanta's leading position as an electric transmission infrastructure provider

- **Natural gas market expected to grow significantly**
  - Domestic natural gas set to play larger role in country's quest for energy independence and a clean environment
  - Cleanest, most cost-effective, abundant fossil fuel in the U.S.
  - Transitional fuel to nuclear
  - Base-load power to offset renewable energy intermittency

- **Producers motivated to develop new infrastructure, particularly related to tight shale formations**
  - New shale fields offer significant transmission infrastructure opportunity
  - More than 50 pipeline projects have been approved or are under construction[1]

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(1) FERC, Office of Energy Projects, August 2009

QUANTA SERVICES

A privately owned company formed through the combination of H.C. Price Company and Gregory & Cook Construction, Inc. in January 2008. A leader in construction of large diameter, natural gas and oil transmission pipelines and related facilitiesOperations in the Lower 48, Alaska and CanadaHeadquarters in Houston, TexasManagement team averages over 30 years of industry experience 2008 Revenue*: $1.41 billion 2008 EBITDA*: $258 million (1) PRICE GREGORY OVERVIEW * 2008 represents the results for the eleven months ended Dec. 31, 2008 of Price Gregory and the results for the one month ended Jan. 31, 2008 of H.C. Price Company and Gregory & Cook Construction, Inc. (1) Refer to Appendix A for a reconciliation of this non-GAAP measure to the GAAP measure 66.7% 33.3%

PRICE GREGORY SERVICE OFFERINGS Large diameter transmission pipeline construction servicesCompressor and pumping stationsMetering and regulator stationsMaintenance and upgrade servicesAutomatic pipeline welding

PRICE GREGORY CUSTOMERS PRICE GREGORY CUSTOMERS

COMPELLING FINANCIAL RATIONALE

- The transaction is expected to result in substantial EPS accretion for Quanta
  - Projected to be accretive to Quanta's EPS before amortization by $0.13 to $0.21 in 2010(1)
- Expected to generate significant free cash flow to fund other business opportunities
- Positive impact on ROE and EBITDA margins anticipated
- Quanta has a long history of successful acquisition integration

Price Gregory Key Financial Stats*

($ in millions)	2008(2)	2009E	2010E
Revenue	$ 1,415	$1,100 – $1,200	$ 700 – $900
EBITDA(1)	$ 258	$ 170 – $190	$ 94 – $125

(1) Refer to Appendix A for a reconciliation of non-GAAP measures to GAAP measures and an explanation with respect to projected non-GAAP measures.
(2) 2008 represents the results for the eleven months ended Dec. 31, 2008 of Price Gregory and the results for the one month ended Jan. 31, 2008 of H.C. Price Company and Gregory & Cook Construction, Inc.
*Excluding synergies

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QUANTA SERVICES

NATURAL GAS MARKET POISED FOR SIGNIFICANT EXPANSION Global energy consumption is projected to increase by 44% from 2006 to 2030Unconventional natural gas is the largest contributor to growth in energy production Energy policy is expected to mandate energy independence and a cleaner environmentNatural gas is the cleanest burning fossil fuel, 45% less carbon dioxide emissions than coalNatural gas is the bridge between existing fossil fuel generation and nuclear power900 of the next 1,000 power plants to be constructed in the U.S. will use natural gas, according to the DOEBase-load power is required to offset renewable energy intermittencyNatural gas is abundant and cost-effective Significant gas reserves in tight shale formations Coal Oil Natural Gas East 19500 16000 11750 Carbon Emissions By Fuel Type - Natural Gas Is the Cleanest Pounds per Billion Btu of Energy Consumed Source: EIA, Natural Gas Issues and Trends

NATURAL GAS PRICE HISTORY AND FORWARD CURVES $ / Mmbtu Source: Bloomberg as of 9/1/09 Date HHUB HHUB Strip (current) HHUB Strip (3 months ago) First Call JPM NBP Strip (current) NBP Strip (3 months ago) Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 8/17/2004 5.2673 8/18/2004 5.3589 8/19/2004 5.3373 8/20/2004 5.3917 8/23/2004 5.3396 8/24/2004 5.2286 8/25/2004 5.3154 8/26/2004 5.1941 8/27/2004 5.0458 8/30/2004 5.0464 8/31/2004 5.0385 9/1/2004 5.0241 9/2/2004 4.7456 9/3/2004 4.3269 9/7/2004 4.4145 9/8/2004 4.6942 9/9/2004 4.5688 9/10/2004 4.5807 9/13/2004 5.1229 9/14/2004 5.1473 9/15/2004 5.1655 9/16/2004 4.8167 9/17/2004 4.9548 9/20/2004 5.2155 9/21/2004 5.4294 9/22/2004 5.5848 9/23/2004 5.5793 9/24/2004 5.4115 9/27/2004 5.224 9/28/2004 5.4462 9/29/2004 6.2554 9/30/2004 6.3615 10/1/2004 5.3822 10/4/2004 5.7207 10/5/2004 6.0746 10/6/2004 6.0019 10/7/2004 6.24 10/8/2004 5.5931 10/11/2004 5.6312 10/12/2004 5.3722 10/13/2004 5.3859 10/14/2004 5.7599 10/15/2004 5.6443 10/18/2004 5.6372 10/19/2004 6.1336 10/20/2004 7.2674 10/21/2004 7.3507 10/22/2004 7.1151 10/25/2004 7.7541 10/26/2004 7.7765 88.1 10/27/2004 8.1205 10/28/2004 6.8007 10/29/2004 6.4295 11/1/2004 6.9783 11/2/2004 6.8863 11/3/2004 7.2516 69.8 11/4/2004 7.3991 11/5/2004 6.0767 11/8/2004 6.6206 11/9/2004 5.7961 11/10/2004 6.1244 11/11/2004 6.1851 11/12/2004 5.9042 11/15/2004 6.0196 11/16/2004 6.5698 11/17/2004 6.0561 11/18/2004 5.5928 11/19/2004 4.8108 11/22/2004 5.2448 11/23/2004 5.2387 11/24/2004 5.0142 11/29/2004 6.7626 11/30/2004 6.7877 12/1/2004 6.7789 12/2/2004 6.6852 12/3/2004 6.0407 12/6/2004 6.0506 12/7/2004 6.0344 12/8/2004 5.976 12/9/2004 6.0436 12/10/2004 6.2881 12/13/2004 6.8884 12/14/2004 7.1012 12/15/2004 7.0434 12/16/2004 6.8768 12/17/2004 7.2641 12/20/2004 7.1403 12/21/2004 6.8288 12/22/2004 7.051 12/23/2004 7.0501 12/27/2004 6.5694 12/28/2004 6.2735 12/29/2004 6.1772 12/30/2004 6.0175 1/3/2005 5.5302 1/4/2005 5.7015 1/5/2005 5.8438 1/6/2005 5.789 1/7/2005 5.8245 Forward estimates Historical prices $3.86 $5.47 $6.48 $6.70 $6.81 9/1/08 $4.93 $5.94 $6.12 $6.12 $6.12 $3.68 $6.50 $6.00 $7.00 $7.50 $5.60 $7.03 $7.51 $7.67 $7.77 Henry Hub is the pricing point for natural gas futures contracts traded on the New York Mercantile Exchange (NYMEX). 2009 2010 2011 2012 2013

U.S. SHALE BASINS AND PIPELINE GRID U.S. is estimated to have 100 years of natural gas resources at today's rate of consumption versus 30 years worth only three years ago Increased exploration, including shale discoveries, and new drilling technologies have significantly increased U.S. natural gas resources Source: EIA, US Natural Gas Pipeline Network

MAJOR PIPELINE PROJECTS ON HORIZON (MMcf/d) Source: FERC, Office of Energy Projects August 2009

"Current pipeline projects have slowed.... However, our longer-term outlook beyond 2010 is still encouraging given that we believe structurally challenged oil supply and improving demand will lead natural gas prices higher."-Goldman Sachs, July 14, 2009 ANALYSTS EXPECT NATURAL GAS INFRASTRUCTURE MARKET WILL EXPAND "...for the second half of the petroleum age, natural gas will be the predominant fuel."-Joseph Pratt, energy professor, U of H, August 30, 2009 "...the U.S. has abundant natural gas reserves, making it an attractive energy source for the country. Currently, 84% of the gas consumed in the U.S. is produced domestically. By 2030, the EIA estimates that net imports of natural gas will account for only 3% of total U.S. consumption." -Deutsche Bank, June 3, 2009 "According to the EIA, of the new generating capacity to be added in the U.S. between 2007 and 2030, roughly 55% will be supplied by natural gas, followed by 22% supplied from renewable energy sources." -Deutsche Bank, June 3, 2009

SUMMARY Very complementary acquisition at an attractive valuation; highly accretive on key metricsExpected to close Q4 2009 subject to customary regulatory and closing conditionsEstablishes Quanta as a leader in the energy transmission infrastructure markets - electric power and natural gasTimely opportunity; well positioned to capitalize on upturn in the natural gas market and bullish long-term outlook Strong operations and management; complementary cultures; minimal overlap; smooth integration expected

Questions

Investor Conference Call September 3, 2009

AppendixReconciliation of Non-GAAP Measures

Reconciliation of Non-GAAP Measures